SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2005


                         CYBER MERCHANTS EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

CALIFORNIA                            001-15643                 95-4597370
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation) File Number)       File Number)           Identification No.)



4349 Baldwin Avenue, Suite A, El Monte, CA                      91731
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:            (626) 636-2530
                                                               -----------------
                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 UNREGISTERED SALES OF EQUITY SECURITIES


     Effective May 31, 2005, Cyber Merchants Exchange, Inc. (the "Company") issued a total of 1,027,327 shares of common stock to directors and certain employees in partial compensation for prior service to the Company. The following table summarizes the stock bonus:




   --------------------------   ------------- --------------  ------------------  ---------------
                                                               After 8.5 to 1      Cash Value of
                Name             Affiliation   Bonus Shares    Reverse Split*      Stock Bonus**
   --------------------------   ------------- --------------  ------------------  ---------------
     Charles Rice                Director            127,500             15,000      $    900.00
   --------------------------   ------------- --------------  ------------------  ---------------
     Deborah Shamaley            Director            127,500             15,000      $    900.00
   --------------------------   ------------- --------------  ------------------  ---------------
     James Vandeberg             Director             85,000             10,000      $    600.00
   --------------------------   ------------- --------------  ------------------  ---------------
     Luz Jimenez                 Controller           51,000              6,000      $    360.00
   --------------------------   ------------- --------------  ------------------  ---------------
     Frank Yuan                  Director/CEO        330,327             38,862      $  2,331.72
   --------------------------   ------------- --------------  ------------------  ---------------
     All officers and
     directors as a group                            721,327             84,862      $  5,091.72
   --------------------------   ------------- --------------  ------------------  ---------------
     All non-officers and
     directors as a group                            306,000             36,000      $  2,247.00
   --------------------------   ------------- --------------  ------------------  ---------------
     Total                                         1,027,327            120,862      $  7,338.72
   --------------------------   ------------- --------------  ------------------  ---------------


*The Company effected a one for eight and one half reverse stock split with a record date of July 18, 2005.

**Value per share is based upon the sale of approximately 7,000,000 shares to KI Equity Partners, LLC for $415,000 which is the equivalent of $0.06 per share. This transaction was approved by the shareholders of the Company on May 16, 2005 and is expected to close in September 2005.

The  issuance  of the stock  bonus  shares was exempt  from  registration  under
Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYBER MERCHANTS EXCHANGE, INC.



Date:    August 18, 2005                By: /s/ Frank S. Yuan
                                        ---------------------------------
                                        Frank S. Yuan, Chairman and CEO